Exhibit 99.1

Saba Announces Fourth Quarter and Fiscal Year 2007 Results

Fiscal Year 2007 GAAP Revenues Grow 40% from Prior Year

Redwood Shores, Calif., July 12, 2007 – Saba (NASDAQ: SABA), the premier provider of human capital management (HCM) solutions, today reported financial results for its fourth quarter and fiscal year 2007 ended May 31, 2007.

Fourth Quarter Results

Total GAAP revenues in the fourth quarter of fiscal 2007 were $25.6 million, representing an 11% increase compared to $23.0 million in the same quarter last year. License revenue in the fourth quarter of fiscal 2007 was $5.0 million, representing an 18% decrease compared to $6.1 million in the same quarter last year and OnDemand revenue in the fourth quarter of fiscal 2007 was $4.3 million, representing a 43% increase compared to $3.0 million in the same quarter last year. Net loss was $3.1 million, or $0.11 per share, in the fourth quarter of fiscal 2007 compared to a net loss of $3.5 million, or $0.12 per share, in the same quarter last year. Net loss in the fourth quarter of fiscal 2007 includes the impact of one-time charges of $462,000 for restructuring and other organizational changes.

On a non-GAAP basis, net loss in the fourth quarter of fiscal 2007 was $1.4 million, or $0.05 per share, compared to non-GAAP net income of $1.1 million, or $0.04 per share on a basic and diluted basis, in the fourth quarter of fiscal 2006.

Deferred revenue at May 31, 2007 was $29.5 million, a 22% increase from $24.1 million in the same quarter of the prior year.

Total revenues and earnings per share in the fourth quarter were affected by a continued business model shift resulting in greater than expected OnDemand bookings relative to license bookings and by contractual contingencies included in three sizeable license transactions signed during the quarter that precluded revenue recognition on those licenses. In addition, a significant transaction won in the quarter resulted in an initial services engagement without any accompanying license fees.

Fiscal Year 2007 Results

For the year ended May 31, 2007, Saba posted $99.9 million in total revenues, representing a 40% increase compared to $71.1 million in the prior fiscal year. Net loss on a GAAP basis was $8.0 million, or $0.28 per share, compared to a net loss of $6.9 million, or $0.33 per share, in the prior fiscal year. On a non-GAAP basis, total revenues in fiscal year 2007 were $104.3 million, representing an increase of 36%, compared to $76.4 million in fiscal year 2006. On a non-GAAP basis, net income was $2.1 million, or $0.07 per share on a basic and diluted basis, compared to net income of $1.4 million, or $0.07 per share on a basic and diluted basis.

“With increasing interest for our OnDemand offerings, our business continues to transform towards a more recurring-based, ratable model” said Bobby Yazdani, Chairman and CEO of Saba. “In the fourth quarter, we had record total bookings, representing a 28% increase over total bookings in the fourth quarter last year. We added 27 new customers in the fourth quarter of fiscal 2007, up from 14 new customers in the fourth quarter of fiscal 2006 and for the full fiscal year we added 90 new customers compared to 44 last year.”

Non-GAAP results are computed by adjusting GAAP results to exclude the amortization of acquisition-related intangibles, stock-based compensation expenses, the fiscal 2006 restructuring charge and related reversal in the third quarter of fiscal 2007 and the write-down of acquired deferred revenue to fair value. A reconciliation of GAAP to non-GAAP results is included in the financial statements accompanying this press release.

Key Customer Wins and Significant Developments in the Fourth Quarter

During the fourth quarter, Saba signed new customer contracts and expanded existing relationships with a number of organizations worldwide, including:

Catholic Healthcare West, YUM Brands, US Department of Health and Human Services, Overture, Greek Ministry of Internal Affairs, Turkish Air Force Academy, Singapore Ministry of Finance, KonicaMinolta, CEMEX, Companhai Vale do Rio Doce (CVRD), AMP, and Ricoh Australia.

In addition, during the fourth quarter Saba announced two new strategic relationships. Saba announced that Hitachi Ltd., a leading global electronics company, will utilize the Saba Enterprise Suite as the HCM platform for its outsourced HR offering to the Japanese market. Saba also announced that it teamed with HCL Technologies, one of India’s leading global IT services companies, to align marketing efforts to provide coordinated software and IT services to mutual customers in several vertical markets including media and entertainment, healthcare, financial services, retail, high-technology and manufacturing.

Also in the fourth quarter, Saba received a “Positive” rating from Gartner, Inc., in the Employee Performance Management Software 2007 MarketScope Report. Saba considers the “Positive” rating as another indication of Saba’s continuing momentum in providing broad people management solutions, including performance and succession management.

Conference Call

Saba will host a conference call on its fourth quarter and fiscal year 2007 results at 2:00 p.m. Pacific Time. The call will be available via Web cast at http://investor.saba.com or by dialing +1-612-332-0637.

A replay of the call is scheduled to be available by calling +1-320-365-3844 and entering code 874375, after 5:30 p.m. Pacific Time on July 12, 2007 through 11:59 p.m. Pacific Time on July 26, 2007.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation: statements regarding Saba’s business outlook and Saba’s continuing momentum in providing broad people management solutions. Saba’s actual results could differ materially from those expressed in any forward-looking statements. Risks and uncertainties Saba faces that could cause results to differ materially include risks associated with: dependence on growth of the markets for Saba’s products, dependence on acceptance of Saba’s products by customers and channel partners, the success of Saba’s alliances, fluctuation in customer spending, any changes in the length of Saba’s sales cycle, new product offerings or pricing changes introduced by our competitors, technological changes that could make our products less attractive to customers or require a new product development investments, dependence on new product introductions and enhancements in order to meet the changing needs of our customers and markets, and potential software defects. Readers should also refer to the section entitled “Risk Factors” on pages 11 through 21 of Saba’s Annual Report on Form 10-K for the fiscal year ended May 31, 2006 and similar disclosures in subsequent Saba periodic SEC reports. The forward-looking statements and risks stated in this press release are based on information available to Saba today. Saba assumes no obligation to update them.

Legal Notice Regarding Non-GAAP Financial Information

Saba has provided its non-GAAP revenue, net income and net income per share data in this press release as additional information for investors. This measure is not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”), is intended to supplement GAAP financial information, and may be different from non-GAAP measures used by other companies. Saba believes that the presentation of non-GAAP financial measures provides useful information to investors regarding its results of operations. Saba believes it also provides an alternative method of assessing Saba’s operating results that Saba believes is focused on its core on-going operations and may allow investors to perform additional meaningful period-to-period comparisons of its operating results. In addition, Saba’s management team uses these measures for reviewing its financial results, and for budget and planning purposes.

About Saba

Saba (NASDAQ: SABA) is the premier Human Capital Management (HCM) software and services provider, using a people-centric approach to increase productivity and performance. As a trusted partner, Saba enables the Aligned Enterprise™ for over 1,100 customers in 150 countries by providing an integrated people management system to continuously align goals, develop people, improve collaboration and increase visibility into organizational performance.

Saba customers include ABN AMRO, Alcatel, Bank of Tokyo-Mitsubishi UFJ, BMW, CEMEX, Cisco Systems, DaimlerChrysler, Dell, Deloitte Touche Tohmatsu, EDS, EMC Corporation, FedEx Kinko’s, Insurance Australia Group, Lockheed Martin, Medtronic, National Australia Bank, Novartis, Petrobras, Procter & Gamble, Scotiabank, Sprint, Standard Chartered Bank, Stanford University, Swedbank, Wyndham International, Weyerhaeuser, Underwriters Laboratories, and the U.S. Army and U.S. Navy.

Headquartered in Redwood Shores, California, Saba has offices on five continents. For more information, please visit www.saba.com or call +1-877-SABA-101 or +1-650-779-2791.

SABA, the Saba logo, Centra and the marks relating to Saba products and services referenced herein are either trademarks or registered trademarks of Saba Software, Inc. or its affiliates. All other trademarks are the property of their respective owners.

Contact:

Mike Martini, Chief Financial Officer, +1-650-581-2500

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Saba Software, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended May 31,		Twelve months ended May 31,
	2007	2006(A)	2007	2006(A)
Revenues:
License	$5,035	$6,124	$22,621	$20,528
License updates and product support	8,376	6,864	31,344	21,033
OnDemand	4,333	3,039	15,924	6,245
Professional services	7,882	7,013	29,978	23,341

Total revenues	25,626	23,040	99,867	71,147

Cost of revenues:
Cost of license	213	199	1,196	733
Cost of license updates and product support	2,298	1,819	8,558	4,790
Cost of OnDemand	1,402	1,058	5,025	2,500
Cost of professional services	5,520	4,934	20,982	16,795
Amortization of acquired developed technology	295	295	1,178	393

Total cost of revenues	9,728	8,305	36,939	25,211

Gross profit	15,898	14,735	62,928	45,936

Operating expenses:
Research and development	4,373	5,146	17,052	14,392
Sales and marketing	10,442	9,348	38,317	27,356
General and administrative	3,540	2,358	12,548	7,854
Restructurings	—	655	(211)	655
In-process research and development	—	—	—	760
Amortization of purchased intangible assets	634	634	2,538	1,298

Total operating expenses	18,989	18,141	70,244	52,315

Loss from operations	(3,091)	(3,406)	(7,316)	(6,379)
Interest expense and other, net	(118)	95	(317)	(267)

Loss before provision for income taxes	(3,209)	(3,311)	(7,633)	(6,646)
Provision for income taxes	71	(185)	(341)	(285)

Net loss	$(3,138)	$(3,496)	$(7,974)	$(6,931)

Basic and diluted net loss per share	$(0.11)	$(0.12)	$(0.28)	$(0.33)

Shares used in computing basic and diluted net loss per share	28,778	28,059	28,541	20,898

(A)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

Saba Software, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	May 31, 2007	May 31, 2006 (A)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,088	$23,029
Restricted cash	500	500
Accounts receivable, net	20,905	18,334
Prepaid expenses and other current assets	2,767	2,709

Total current assets	42,260	44,572

Property and equipment, net	3,669	2,172
Goodwill (B)	38,293	38,164
Purchased intangible assets, net	16,414	20,449
Other assets	977	1,018

Total assets	$101,613	$106,375

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,772	$8,782
Accrued compensation and related expenses	5,746	4,714
Accrued expenses	5,949	7,810
Deferred revenue	27,886	23,571
Current portion of debt and lease obligations	2,664	2,330

Total current liabilities	47,017	47,207

Deferred revenue	1,598	526
Accrued rent	2,769	2,833
Debt and lease obligations, less current portion	2,328	3,962

Total liabilities	53,712	54,528

Stockholders’ equity:
Common stock	29	29
Additional paid-in capital	251,408	247,716
Treasury stock	(232)	(232)
Accumulated deficit	(203,333)	(195,359)
Accumulated other comprehensive loss	29	(307)

Total stockholders’ equity	47,901	51,847

Total liabilities and stockholders’ equity	$101,613	$106,375

(A)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.
(B)	Goodwill includes an allocation of the purchase price for Centra Software, Inc. to acquired assets and assumed liabilities, and is subject to change.

Saba Software, Inc.

Reconciliation of Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

The following table reflects Saba’s non-GAAP results reconciled to GAAP results as included in this release.

	Three months ended May 31,		Twelve months ended May 31,
	2007	2006	2007	2006
GAAP net loss	$(3,138)	$(3,496)	$(7,974)	$(6,931)
Plus:
Fair value adjustment to deferred revenue	43	2,908	4,074	5,080
Stock-based compensation expense	645	—	2,202	—
Amortization of acquired developed technology and purchased intangible assets	1,008	1,015	4,036	2,624
Facilities restructuring charges	—	655	(211)	655

Non-GAAP net income	$(1,442)	$1,082	$2,128	$1,428

Net income (loss) per share

GAAP net loss per share	$(0.11)	$(0.12)	$(0.28)	$(0.33)
Plus:
Fair value adjustment to deferred revenue	0.00	0.10	0.14	0.24
Stock-based compensation expense	0.02	—	0.08	—
Amortization of acquired developed technology and purchased intangible assets	0.04	0.04	0.14	0.13
Facilities restructuring charges	—	0.02	(0.01)	0.03

Non-GAAP net income per share	$(0.05)	$0.04	$0.07	$0.07

Weighted average shares used to compute net income (loss) per share:
Basic	28,778	28,059	28,541	20,898

Diluted	28,778	29,598	29,699	21,931

Non-GAAP Financial Information:

To supplement the company’s condensed consolidated financial statements presented on a GAAP basis, Saba uses non-GAAP financial measures. These measures are the result of adjustments made to exclude certain charges and expenses for which the company believes that the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its historical financial performance. The company believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with its historical financial results. In addition, the presentation allows investors to see how management views the operating performance of the company. This non-GAAP information is subject to material limitations and is not intended to be used in isolation or as a substitute for results prepared in accordance with U.S. generally accepted accounting principles.

The adjustments and the basis for their exclusion are as follows:

Fair Value Adjustment to Deferred Revenue

The company includes revenue associated with the Centra Software, Inc. and THINQ Learning Solutions, Inc. deferred revenue that was excluded as a result of purchase accounting adjustments to fair value, as required by GAAP, as management believes that it is reflective of ongoing operating results. However, license revenue related to THINQ Learning Solutions, Inc. was excluded from the Non-GAAP measures as the deferred license revenue at the time of acquisition was not indicative of the Company’s ongoing operating results.

Stock-based Compensation Expense

The company’s non-GAAP financial measures exclude share-based compensation expenses, which consist of expenses for the issuance of stock options and purchases of common stock under its Employee Stock Purchase Plan, which Saba began recording under SFAS 123(R) in the first quarter of fiscal 2007. The Company excludes share-based compensation expenses from our non-GAAP financial measures because the company believes that the information is not a meaningful indicator of the Company’s operating performance. Weighted average dilutive shares is computed using the method required by SFAS 123(R) for both GAAP and non-GAAP diluted net income per share.

Amortization of Acquired Developed Technology and Purchased Intangible Assets

As a result of various acquisitions of companies and technologies, the company has incurred charges for amortization of acquired developed technology and purchased intangible assets and amortization of acquired backlog that resulted in a reduction of revenue. Management excludes these items from our non-GAAP financial measures when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business. Additionally, management believes that excluding these items facilitates comparisons to the results of other companies in our industry, which have their own unique acquisition histories.

Facilities Restructuring Charges

During fiscal 2006, the company implemented a restructuring program to consolidate excess facilities totalling $655,000. In the third quarter of Fiscal 2007, the company reduced its restructuring reserve by $211,000 as a result of an amendment to its lease agreement. The adjustment is classified as general and administrative expense in the statement of operations. Management excludes these items from our non-GAAP financial measures when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.